19 Comerica Incorporated Goldman Sachs US Financial Services December 10, 2019 Curt Farmer President & CEO Peter Sefzik Jim Herzog Executive Director of Business Bank Interim Chief Financial Officer Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on track,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies; operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; cybersecurity risks; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital requirements; declines or other changes in the businesses or industries of Comerica's customers; unfavorable developments concerning credit quality; changes in regulation or oversight; heightened legislative and regulatory focus on cybersecurity and data privacy; fluctuations in interest rates and their impact on deposit pricing; transitions away from LIBOR towards new interest rate benchmarks; reductions in Comerica's credit rating; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; changes in customer behavior; management's ability to maintain and expand customer relationships; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; the impacts of future legislative, administrative or judicial changes to tax regulations; any future strategic acquisitions or divestitures; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; losses due to fraud; the effects of terrorist activities and other hostilities; changes in accounting standards; the critical nature of Comerica's accounting policies; controls and procedures failures; and the volatility of Comerica’s stock price. Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2018. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

Comerica: Key Strengths
Well positioned to manage through cycles

A LEADING BANK FOR BUSINESS #1 Commercial lender (% of total loans)[1] Complemented by Retail Bank & Wealth Management	**>90%** of loans are commercial
RELATIONSHIP BANKING STRATEGY Deep expertise in specialty businesses Long tenured employees	**48%** of deposits are noninterest-bearing
GROWTH OPPORTUNITIES Positioned in faster growing markets & industries	**5%** average loan growth
HIGHLY EFFICIENT GEAR Up leveraged technology, increased capacity to support growth	**51.54%** efficiency ratio
SOLID CREDIT METRICS Conservative underwriting Diverse portfolio	**44 bps** NPA/Loans
STRONG CAPITAL Supports future growth Reduced share count by 13%	**9.96%** CET1



Return on Assets
(In percentage points)
0.67
1.04
1.75
1.75
2016
2017
2018
3Q19 YTD



Return on Equity
(Average common equity; In percentage points)
6.22
9.34
15.82
16.94
2016
2017
2018
3Q19 YTD

9/30/19 unless otherwise noted; comparisons shown 3Q19 vs. 3Q18 • [1]Source: S&P Global Market Intelligence; based on 9/30/19 regulatory data for domestic financial holding companies using C&I loans

Comerica Bank

3

Comerica: Key Strengths
Drive superior performance versus peers



Best Efficiency Ratio[1,2]
(3Q19; In percentage points)
51.54
54.70
55.95
56.00
56.20
57.30
57.40
58.40
58.50
59.31
62.63
CMA
HBAN
MTB
KEY
BBT
ZION
RF
FITB
FHN
BOKF
STI



Top Tier EPS Growth[1]
(YTD19 vs YTD18; In percentage points)
14
13
13
9
6
6
3
2
-2
-6
-8
-26
RF
CMA
MTB
HBAN
ZION
BOKF
CFR
BBT
FITB
STI
KEY
FHN



Highest Return on Assets[1]
(3Q19; In percentage points)
1.61
1.58
1.41
1.37
1.35
1.30
1.29
1.28
1.25
1.14
1.10
1.08
CMA
MTB
BBT
HBAN
CFR
RF
BOKF
FITB
ZION
KEY
STI
FHN



Highest Return on Equity[1,3]
(3Q19; Average common equity; In percentage points)
15.97
13.47
12.76
12.17
11.88
11.86
10.71
10.15
10.12
10.06
9.93
9.58
CMA
HBAN
MTB
ZION
CFR
BOKF
FITB
KEY
BBT
RF
STI
FHN

9/30/19 • [1]Source for peer data: S&P Global Market Intelligence • [2]Excludes CFR as data was not available • [3]Peer data calculated by S&P Global Market Intelligence

Comerica Bank

4

Positioned in Faster Growing Markets

Comerica State Economic Activity Index[1]



CA
MI
TX
140
130
120
110
100
90
'09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19

Located in 7 of the Top 15 Largest MSAs[2]

Rank	MSA	2018 Population (000's)	2018 vs. 2010 % Change
2	Los Angeles	13,291	4%
4	Dallas-Fort Worth	7,540	17%
5	Houston	6,997	18%
11	Phoenix	4,858	16%
12	San Francisco	4,729	9%
13	Riverside-Ontario	4,622	9%
14	Detroit	4,326	1%

Attractive, Diverse Geography

($ in billons; 3Q19 average)



Michigan
$12.6
25%
California
$18.4
36%
Loans
$50.9
Other Markets
$9.1
18%
Texas
$10.8
21%



Michigan
$20.2
36%
California
$16.7
30%
Deposits
$55.7
Other[3]
$10.1
18%
Texas
$8.7
16%

[1]Source: Comerica Economics • [2]Source: U.S. Census Bureau. MSA: Metropolitan Statistical Area • [3]Consists of Other Markets ($7.8B) & Finance/ Other ($2.3B)

Comerica Bank

5

Fourth Quarter Loan Update

QTD average relatively stable

October & November Trends[1]

($ in billions; Average)



48.8
49.7
51.0
50.9
50.6
4Q18
1Q19
2Q19
3Q19
4Q19 thru 11/30

QTD trends reflect:

- Increases in Mortgage Banker, Commercial Real Estate & Environmental Services
- Decreases in general Middle Market, Equity Fund Services & National Dealer Services
- Commitments grew & pipeline solid

Outlook for 4Q19: Balances relatively stable

Diverse Loan Portfolio

($ in billions; 3Q19 average)



General Middle Market 12.2
National Dealer 7.5
Commercial Real Estate 5.7
Private Banking 4.9
Corporate Banking 4.3
Small Business 3.5
Equity Fund Services 2.5
Energy 2.5
Mortgage Banker 2.5
Retail Banking 2.1
Tech. & Life Sciences 1.3
Environmental Services 1.2
Entertainment 0.7
Total Loans $50.9
Total Middle Market $27.9

4Q19 average balances through 11/30/19 are preliminary and subject to change • Outlook as of 12/6/19 • [1]Comparisons of 4Q19 through 11/30/19 vs 3Q19

Comerica Bank

6

19 Fourth Quarter Deposit Update QTD average grew $1.2B, inclusive of noncustomer brokered deposit reduction October & November Trends1 Total Funding Interest-bearing ($ in billions; Average) Costs2 Deposit Cost2 56.9 3Q19 3Q19 55.7 55.0 55.7 54.0 0.96% 0.79% 0.99% 0.97% CMA Peers CMA Peers 4Q18 1Q19 2Q19 3Q19 4Q19 thru 11/30 Largest Component of Noninterest Deposits2 47 (3Q19 average percentage) QTD trends reflect: 42 39 38 36 . $370MM growth in noninterest-bearing 32 32 28 . $1.33B growth in customer interest-bearing 25 25 25 24 deposits . $530MM decrease in noncustomer brokered Outlook for 4Q19: balances remain at QTD level & RF STI CFR BBT FHN KEY MTB FITB CMA ZION BOKF interest-bearing deposit costs decrease 6–7 bps HBAN 4Q19 average balances through 11/30/19 are preliminary and subject to change ● Outlook as of 12/6/19 ● 1Comparisons of 4Q19 through 11/30/19 vs 3Q19 ● 2Source: S&P Global Market Intelligence 7 Superior Credit Performance Net Charge-offs as a % of Avg. Loans1 (In basis points) . Disciplined underwriting standards Total CMA 250 Peer Average . Diverse portfolio 200 150 . Long-tenured, experienced employees 100 . Deep expertise in specialty industries 50 - 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 3Q19 3Q19 YTD NPLs as a % of Loans1 Largest Reserve as a % of Loans1 (In basis points) (3Q19; In percentage points) Total CMA 1.27 1.16 410 Peer Average 1.06 1.04 1.04 1.04 1.03 1.03 350 0.95 0.93 0.91 290 0.61 230 170 110 50 RF STI BBT KEY CFR FHN 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 MTB FITB CMA 3Q19 ZION BOKF HBAN 9/30/19 ● 1Source: S&P Global Market Intelligence 8

Energy Line of Business

30+ years industry experience

Period-end Loans
($ in millions)


3,559
2,539
566
454
3,070
2,111
480
479
2,250
1,587
289
374
1,836
1,346
195
295
2,163
1,771
94
298
2,422
1,925
53
444
2014
2015
2016
2017
2018
3Q19
Exploration & Production
Services
Midstream

- ~150 customers: focus on full relationships with larger, sophisticated E&P companies (access to a variety of capital sources, hedging & diverse geographic footprint)
- Exposure $4.4B / 55% utilization
- Loan growth driven by reduced capital market activity as well as higher utilization
- 3Q19 charge-offs reflect valuation impairments on select energy credits as capital markets remained soft
- E&P: 63% Oil, 17% Gas, 20% Oil/Gas

Nonaccrual Loans
($ in millions)


-
132
328
108
48
74
2014
2015
2016
2017
2018
3Q19

9/30/19

Comerica Bank

9

Interest Rate Environment

Aim to build hedges over time to deliver greater NIM stability

Estimated rate impact on 4Q19 net interest income:

- ~$40MM (relative to 3Q19)[1,2]

Hedges (pay floating/receive fixed)

- Added $750MM in mid-October
- $4.55B in total hedges[5]
  - 3.2 year average term
  - 1.94% average fixed rate

Assets
($ in billions; 3Q19 Average)

High proportion of commercial loans, which are typically floating rate & reprice quickly


Securities 17%
Other Assets 8%
Fed Deposits 4%
Fixed Rate Loans3 12%
Prime-based Loans 10%
Total $71.7
60-Day+ LIBOR Loans 5%
30-Day LIBOR Loans 44%

Liabilities/Equity
($ in billions; 3Q19 Average)

Large component of relationship noninterest-bearing & low cost interest-bearing deposits


Noninterest-bearing deposits 37%
Equity 10%
Other time/ liabilities 3%
Total $71.7
CDs 4%
Debt 10%
Savings 3%
MMIA 33%

Floating Rate | Fixed Rate[4] | Managed Rate

9/30/19 • [1]Includes a 25 basis point reduction in the federal funds rate announced on October 30, 2019 with no further reductions included • [2]Outlook as of 12/6/2019 • [3]Fixed rate loans include $3.8B receive fixed / pay floating (30-day LIBOR) interest rate swaps • [4]Fixed rate or not rate dependent • [5]As of 12/6/2019

Comerica Bank

10

Revenue Opportunities

Relationship banking focus

Driving Growth

- Greater capacity with E2E credit process redesign
- Allocating resources to faster growing niche businesses & markets
- Upgraded customer relationship management (CRM) tools
- Enriched marketing analytics & customer retention tools
- Collaboration
- Brand awareness campaign
- Product enhancements
  - Integrated Receivables & Payables
  - Cash Position Manager

Noninterest Income

($ in millions; 3Q 2019)



Fiduciary 21%
Commercial Lending 9%
Foreign Exchange 4%
Letters of Credit 4%
Brokerage 3%
Other 13%
Card 26%
Service Chg Deposits 20%
Total $256

Growing Card Fees

($ in millions)



61
64
63
65
67
3Q18
4Q18
1Q19
2Q19
3Q19

9/30/19

Comerica Bank

11

Expenses Well Controlled

Careful cost management

Avg. Loans + Deposits / Employee[1]

($ in millions)



Peer Avg. Loans + Deposits/Employee
12.0
13.4
13.2
13.3
13.8
8.8
9.2
9.5
10.0
10.7
2015
2016
2017
2018
3Q19

Noninterest Expense / Avg. Loans[1]

(3Q19; in percentage points)



0.85 CMA
0.85 ZION
0.89 HBAN
0.92 STI
0.96 FHN
0.98 MTB
1.02 KEY
1.04 FITB
1.04 RF
1.17 BBT
1.24 BOKF
1.44 CFR

Full-Time Equivalent Employees



8,880
7,960
7,999
7,865
7,725
2015
2016
2017
2018
3Q19

Reducing Real Estate[2]

(Sq. ft in millions)



5.18
4.96
4.75
4.40
4.34
2015
2016
2017
2018
Proj 2019

[1]Source for Peer Data: S&P Global Market Intelligence • [2]Projected 2019 estimate as of 12/4/2019

Comerica Bank

12

Technology

Preparing for a new age in banking

Strengthening Our Core

- Platform & app modernization
- Cybersecurity, risk & compliance enhancement
- Talent & culture development

TechVision 2020 — Technology Transformation

Transforming Our Future

- Embrace emerging technologies
- Continuous optimization
- APIs, data & advanced analytics
- Agile & digital delivery

Comerica Bank Digital 2025

Aim to become a fully **digitally-enabled, data-driven** relationship bank with a reputation for exceptional **quality & reliability** that will drive extraordinary colleague & customer experiences

- GEAR Up helped position our systems & talent for the future
- Technology savings are being reinvested which helps moderate rising investment demand
- Leveraging third parties to keep pace with evolving & emerging technologies
- Focus has shifted to increasing digital dexterity with active use of capabilities like Artificial Intelligence to drive revenue growth, reduce costs & elevate user experience

Comerica Bank

13

Active Capital Management

Target: maintain ~10.0% CET1[1]

3Q19 returned $467MM to shareholders

- 5.7MM shares repurchased ($370MM)[2]

4Q19 share repurchase target

- ~$100MM-150MM[1,2]

Capital Position Remains Solid (CET1)

(In percentage points)



10.54
11.09
11.68
11.14
9.96
2015
2016
2017
2018
3Q19

Decrease in Common Shares Outstanding[3]

(3Q19 vs. 3Q18; In percentage points)



(13.1) (11.3) (8.6) (6.5) (4.4) (3.9) (3.2) (2.7) (2.2) (0.6) 8.3 8.7
CMA ZION RF MTB KEY FHN STI HBAN CFR BBT BOKF FITB

Attractive Dividend Yield[3]

(12/5/19; In percentage points)



4.03 3.83 3.80 3.72 3.52 3.37 3.23 3.21 3.01 2.76 2.67 2.45
HBAN KEY CMA RF FHN BBT STI FITB CFR ZION MTB BOKF

9/30/19 • [1]Outlook as of 12/6/19 • [2]Shares repurchased under share repurchase program • [3]Source: S&P Global Market Intelligence

Comerica Bank

14

19 Well Positioned for the Future Provided superior shareholder returns in 3Q19 Return on Assets1 Return on Equity1,3 A LEADING BANK FOR BUSINESS 3Q19 3Q19 1.61% 15.97% 1.29% LONG HISTORY 11.15% RELATIONSHIP BANKING STRATEGY NIMBLE SIZE $74B IN ASSETS GROWTH OPPORTUNITIES CMA Peers CMA Peers 1,2 1 HIGHLY EFFICIENT Efficiency Ratio EPS Growth 3Q19 YTD19 vs YTD18 57.64% 51.54% 13.16% SOLID CREDIT METRICS 1.06% STRONG CAPITAL CMA Peers CMA Peers 9/30/19 ● 1Source: S&P Global Market Intelligence ● 2Peer efficiency ratio excludes CFR as data was not available ● 3Peer data calculated by S&P Global Market Intelligence 15 Appendix

Third Quarter 2019 Results

Fee income growth & expense discipline kept efficiency ratio low at 52%

(millions, except per share data)	3Q19	2Q19	3Q18	Change From 2Q19	Change From 3Q18
Average loans	$50,887	$50,963	$48,584	$(76)	$2,303
Average deposits	55,716	54,995	56,093	721	(377)
Net interest income	$586	$603	$599	$(17)	$(13)
Provision for credit losses	35	44	-	(9)	35
Noninterest income[1]	256	250	234	6	22
Noninterest expenses[2]	435	424	452	11	(17)
Provision for income tax	80	87	63	(7)	17
Net income	292	298	318	(6)	(26)
Earnings per share[3]	$1.96	$1.94	$1.86	$0.02	$0.10
Average diluted shares	148.1	153.2	170.1	(5.1)	(22.0)
ROE[4]	15.97%	16.41%	16.15%		
ROA[5]	1.61	1.68	1.77		
Efficiency Ratio[6]	51.54	49.65	52.93		

Key QoQ Performance Drivers

- Loans stable; reflects seasonality
- Deposits increased 1%
- Net interest income impacted by lower interest rates
- Overall credit metrics remained solid; Provision reflects higher Energy reserves
- Broad-based noninterest income growth
- Expenses well controlled; reflect higher comp, tech & occupancy
- Tax included discrete benefits of $5MM
- Repurchased 5.7MM shares[7]; $467MM returned to shareholders (buyback & dividend)

3Q19 compared to 2Q19 • [1]3Q18 included $20MM loss related to repositioning of securities portfolio • [2]3Q18 includes $12MM in restructuring charges • [3]Diluted earnings per common share • [4]Return on average common shareholders' equity • [5]Return on average assets • [6]Noninterest expenses as a percentage of net interest income and noninterest income excluding net gains (losses) from securities and a derivative contract tied to the conversion rate of Visa Class B shares. • [7]3Q19 repurchases under the share repurchase program

Comerica Bank

17

Loans stable

Reflects seasonality



Total Loans
($ in billions)
Loan Yields
48.6
48.8
49.7
51.0
50.9
4.74
4.90
5.07
5.00
4.83
51.8
51.5
3Q18
4Q18
1Q19
2Q19
3Q19
Average Balances
2Q19
3Q19
Period-end

Average loans stable

+ $477MM Mortgage Banker
+ $142MM Commercial Real Estate
- $361MM National Dealer Services
- $166MM General Middle Market

Loan yields

- Lower rates
+ Loan fees
+ 2Q19 lease residual adjustment



Loan Portfolio
($ in billions; 3Q19 Period-end)
Fixed Rate [1]
17%
Prime-based
15%
60-Day+
LIBOR
6%
Total
$51.5
30-Day
LIBOR
62%

3Q19 compared to 2Q19 • [1]Fixed rate loans include $3.8B receive fixed / pay floating (30-day LIBOR) interest rate swaps

Comerica Bank

18

Average Loans by Business and Market

By Line of Business	3Q19	2Q19	3Q18
Middle Market			
General	$12.2	$12.4	$11.7
Energy	2.5	2.5	1.8
National Dealer Services	7.5	7.9	7.0
Entertainment	0.7	0.8	0.7
Tech. & Life Sciences	1.3	1.3	1.4
Equity Fund Services	2.5	2.6	2.6
Environmental Services	1.2	1.2	1.1
Total Middle Market	$27.9	$28.7	$26.4
Corporate Banking			
US Banking	3.0	3.0	2.9
International	1.3	1.3	1.4
Commercial Real Estate	5.7	5.5	5.3
Mortgage Banker Finance	2.5	2.0	2.0
Small Business	3.5	3.5	3.7
BUSINESS BANK	**$43.9**	**$44.0**	**$41.6**
Retail Banking	2.1	2.1	2.1
RETAIL BANK	**$2.1**	**$2.1**	**$2.1**
Private Banking	4.9	4.9	4.9
WEALTH MANAGEMENT	**$4.9**	**$4.9**	**$4.9**
TOTAL	**$50.9**	**$51.0**	**$48.6**

By Market	3Q19	2Q19	3Q18
Michigan	$12.6	$12.7	$12.4
California	18.4	18.9	18.1
Texas	10.8	10.7	9.7
Other Markets[1]	9.1	8.7	8.4
TOTAL	**$50.9**	**$51.0**	**$48.6**

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Comerica Bank

19

Deposits Increased

Average deposits increased 1%



Total Deposits
($ in billions)
Deposit Rates[1]
56.1
55.7
54.0
55.0
55.7
55.5
56.8
0.51
0.62
0.78
0.94
0.99
3Q18
4Q18
1Q19
2Q19
3Q19
Average Balances
2Q19
3Q19
Period-end

Average deposits increased $721MM

+ $573MM MMIA & interest checking
+ $281MM customer CDs
- $ 71MM other time deposits
- $ 47MM noninterest-bearing

Loan to deposit ratio 91%[2]

Beneficial Deposit Mix

($ in billions; 3Q19 Average)

- Commercial 83% of noninterest-bearing
- Retail 54% of interest-bearing



Retail Noninterest-bearing 8%
Retail Interest-bearing 29%
Total $55.7
Commercial Noninterest-bearing 39%
Commercial Interest-bearing 24%

3Q19 compared to 2Q19 • [1]Interest costs on interest-bearing deposits • [2]At 9/30/19

Comerica Bank

20

Average Deposits by Business and Market

By Line of Business	3Q19	2Q19	3Q18
Middle Market			
General	$13.6	$13.4	$13.4
Energy	0.4	0.4	0.5
National Dealer Services	0.3	0.3	0.3
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	4.6	4.7	5.4
Equity Fund Services	0.9	0.8	0.9
Environmental Services	0.2	0.2	0.1
Total Middle Market	$20.1	$19.9	$20.8
Corporate Banking			
US Banking	1.9	1.7	2.1
International	1.6	1.6	2.0
Commercial Real Estate	1.6	1.5	1.5
Mortgage Banker Finance	0.7	0.7	0.7
Small Business	3.0	2.9	3.1
BUSINESS BANK	**$28.9**	**$28.3**	**$30.3**
Retail Banking	20.7	20.6	20.8
RETAIL BANK	**$20.7**	**$20.6**	**$20.8**
Private Banking	3.5	3.5	3.7
WEALTH MANAGEMENT	**$3.8**	**$3.7**	**$4.0**
Finance/Other[2]	2.3	2.4	1.1
TOTAL	**$55.7**	**$55.0**	**$56.1**

By Market	3Q19	2Q19	3Q18
Michigan	$20.2	$19.8	$20.7
California	16.7	16.3	16.9
Texas	8.7	8.7	8.9
Other Markets[1]	7.8	7.8	8.5
Finance/Other[2]	2.3	2.4	1.1
TOTAL	**$55.7**	**$55.0**	**$56.1**

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Finance/Other includes items not directly associated with the geographic markets or the three major business segments

21

Mortgage Banker Finance

50+ years experience with reputation for consistent, reliable approach

- Provide warehouse financing: bridge from residential mortgage origination to sale to end market
- Extensive backroom provides collateral monitoring and customer service
- Focus on full banking relationships
- Granular portfolio with ~100 relationships
- Underlying mortgages are typically related to home purchases as opposed to refinances

  As of 3Q19:
  - Comerica: ~70% purchase
  - Industry: 62% purchase[1]
- Strong credit quality
  - No charge-offs since 2010
- Period-end loans: $3.3B

Average Loans
($ in millions)



2,136
1,742
1,674
2,145
2,544
2,352
1,450
1,780
1,974
1,861
1,435
1,784
1,961
1,677
1,335
2,044
2,521
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19

MBA Mortgage Originations Forecast[1]
($ in billions)



Purchase
Refinance
605
637
444
508
512
3Q19
4Q19
1Q20
2Q20
3Q20

9/30/19 • [1]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 11/20/19; 3Q19 actual

22

19 National Dealer Services 65+ years of floor plan lending Franchise Distribution . Top tier strategy (Based on period-end loan outstandings) Honda/Acura . Focus on “Mega Dealer” (five or more 15% dealerships in group) Toyota/Lexus Ford . Strong credit quality 15% 9% . Robust monitoring of company inventory and performance GM Total 9% Other 1 12% $7.4B Fiat/Chrysler Average Loans ($ in billions) 10% Floor Plan Mercedes 7.9 7.8 7.5 7.4 7.4 3% 7.3 7.1 7.1 7.0 6.9 Other Asian 6.8 6.6 6.5 6.3 6.2 6.2 11% Nissan/ Infiniti 5.9 Other European 5% 11% Geographic Dispersion 4.5 4.4 4.3 4.2 4.1 4.1 4.1 4.1 4.0 4.0 4.0 3.9 3.8 3.8 3.7 3.7 California 57% Texas 7% 3.5 Michigan 24% Other 12% 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 9/30/19 ● 1Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) 23 Technology and Life Sciences Deep expertise & strong relationships with top-tier investors Average Loans Average Deposits ($ in millions) ($ in millions) 5,426 5,244 4,992 1,396 4,652 4,637 1,353 1,323 1,305 1,251 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 Customer Segment Overview . ~475 customers (Based on period-end loans) . Manage concentration to numerous verticals to ensure widely diversified Growth Late Stage portfolio 53% 6% . Closely monitor cash balances & Total maintain robust backroom operation $1.2B . 11 offices throughout US & Canada Early Stage Leveraged 18% Finance 23% 9/30/19 24

19 Commercial Real Estate Business Line Long history of working with well established, proven developers Majority High Growth Markets1 Primarily Lower Risk Multifamily1 ($ in millions; Period-end, based on location of property) ($ in millions; Period-end) Michigan Office Single Family 5% 8% 6% Other Retail 5% 10% Land Carry Other 4% 17% Industrial / Total California Storage Total Multi use $4,938 46% 15% $4,938 3% Texas 32% Multifamily 49% CRE Loan Growth % of Total Loans2 Very Strong Credit Quality ($ in billions; Average) (Period-end) . >90% of new commitments from existing 17% customers 5.7 5.3 13% . Substantial upfront equity required . 52% of portfolio3 is construction & includes +6% robust monitoring . 1.6% Criticized loans4 . $2MM nonaccrual (0.04%) . No significant net charge-offs since 2014 3Q18 3Q19 CMA Peers 9/30/19 ● 1Excludes CRE line of business loans not secured by real estate ● 2Source for peer data: S&P Global Market Intelligence; based on regulatory data ● 3Period-end loans ● 4Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories 25 Securities Portfolio Yields stable Securities Portfolio ($ in billions) Treasury Securities & Other Mortgage-backed Securities (MBS) Securities Yields Duration of 2.4 years1 . Extends to 3.4 years under a 200 bps 12.1 12.2 12.3 12.4 11.8 11.8 12.0 instantaneous rate increase1 Net unrealized pre-tax gain of $94MM2 Net unamortized premium of $9MM3 9.5 9.6 9.1 9.1 9.2 9.3 9.4 Yields: + Benefit from full quarter effect of higher yielding 2Q19 reinvestments 2.39 2.45 2.45 - 3Q19 paydown of ~$600MM reinvested at 2.35 yields lower than portfolio average 2.17 3Q18 4Q18 1Q19 2Q19 3Q19 2Q19 3Q19 Average Balances Period-end 9/30/19 ● 1Estimated as of 9/30/19 ● 2Net unrealized pre-tax gain/loss on the available-for-sale (AFS) portfolio ● 3Net unamortized premium on the MBS portfolio 26

Net Interest Income

Impacted by lower interest rates

170TH ANNIVERSARY



Net Interest Income
($ in millions)
NIM
599
614
606
603
586
3.60
3.70
3.79
3.67
3.52
3Q18
4Q18
1Q19
2Q19
3Q19

3Q19 compared to 2Q19

$603MM		2Q19		3.67%
- 16MM	**Loans:**			- 0.13
	- 26MM	Lower rates	-0.15	
	+ 6MM	1 additional day		
	+ 2MM	2Q lease adj.	+0.01	
	+ 2MM	Loan fees	+0.01	
-0-	**Fed Balances:**			- 0.02
	+ 2MM	Higher balances	-0.01	
	- 2MM	Lower yield	-0.01	
- 6MM	**Deposits:**			- 0.03
	- 4MM	Higher rate	-0.02	
	- 2MM	Higher balances	-0.01	
+ 5MM	**Wholesale funding:**			+ 0.03
		Lower rate		
$586MM		3Q19		3.52%

Comerica Bank

27

Interest Rate Environment

Focus on continued careful management of deposit costs

170TH ANNIVERSARY



Loan Portfolio
($ in billions; 3Q19 Period-end)
Fixed Rate[1] 17%
Prime-based 15%
60-Day+ LIBOR 6%
Total $51.5
30-Day LIBOR 62%



Beneficial Deposit Mix
($ in billions; 3Q19 Average)
Retail Noninterest-bearing 8%
Retail Interest-bearing 29%
Total $55.7
Commercial Noninterest-bearing 39%
Commercial Interest-bearing 24%

- Commercial 83% of noninterest-bearing
- Retail 54% of interest-bearing



Estimated Net Interest Income[2]
In Different Rate Scenarios
Annual (12 month) Sensitivities
Based on Standard Model With
Deposit Beta Assumptions Altered[3]
($ in millions)
~95
~80
~65
~70
25 bps shock & 10% deposit Beta
25 bps shock & 25% deposit Beta
25 bps shock & 50% deposit Beta
Up 100 bps (50 bps on average)

9/30/19 • Outlook based on 9/30/2019 • [1]Fixed rate loans include $3.8B receive fixed / pay floating (30-day LIBOR) interest rate swaps • [2]Outcomes may differ due to many variables, including pace of LIBOR change, balance sheet movements (loan, deposit & wholesale funding levels), competition for deposits • [3]For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis

Comerica Bank

28

Credit Quality Remains Solid

Provision reflects additional decline in value of select energy assets



Allowance for Credit Losses
($ in millions)
Allowance for Loan Losses as a % of Total Loans
697
701
677
688
681
1.35
1.34
1.29
1.27
1.27
3Q18
4Q18
1Q19
2Q19
3Q19



Criticized Loans[1]
($ in millions)
NALs
Criticized as a % of Total Loans
1,670
1,548
1,806
1,948
1,861
3.4
3.1
3.6
3.8
3.6
230
221
191
224
220
3Q18
4Q18
1Q19
2Q19
3Q19

- $42MM in net charge-offs[2] or 33bps
- Nonaccrual loans 43 bps of total loans
- ALLL/NPL coverage 2.9x
- Provision decreased $9MM over 2Q19
  - Select energy loans impacted by continued decline in valuations
  - Strong credit quality in remainder of portfolio

$ in millions	Energy	Ex-Energy	Total
Total PE loans	$2,422	$49,069	$51,491
% of total	*5%*	*95%*	*100%*
Criticized[1]	220	1,641	1,861
Ratio	9.08%	3.35%	3.61%
Nonaccrual	74	146	220
Ratio	3.04%	0.30%	0.43%
Net charge-offs[2]	34	8	42
Ratio	N/M	0.06%	0.33%

9/30/19 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [2]Net credit-related charge-offs; ratio shown as a % of average loans • N/M = Not meaningful

Comerica Bank

29

Current Expected Credit Losses Standard (CECL)

No material change to allowance for credit losses anticipated upon adoption

Adopting new standard 1Q20

- Requires reserves for expected losses over life of loan, based on:
  - Historical performance
  - Current conditions
  - Economic forecasts
- ±5% change in reserve expected[1], therefore minimal impact to capital ratios
- Actual results depend on economic conditions & forecasts at the time of adoption
- Anticipate using a two-year forecast horizon with subsequent reversion to historical loss experience
- Continue to enhance parallel runs, which began in 4Q18
- Remain on track for successful implementation

Should be less impacted than peers due to relatively shorter maturity of portfolio

Loan Type	% of Portfolio	Est. Change in Reserves[1]
Commercial	92	(5) - 0%
Retail	8	60 - 80%
Total	**100**	**(5) - 5%**

- Generally, shorter maturities of commercial loans result in decrease to reserve, while longer maturities for retail loans increase reserves

9/30/19 • Outlook as of 10/30/19 • [1]The ultimate impact of CECL will depend on the composition of the portfolio as well as economic conditions and forecasts at the time of adoption. Estimates based on current factors as of 9/30/19.

Comerica Bank

30

Noninterest Income Increased

Broad-based growth

Noninterest Income[1]
($ in millions)


Securities losses due to repositioning
254
20
234
250
246
8
238
250
256
3Q18
4Q18
1Q19
2Q19
3Q19

Noninterest income increased $6MM

- \+ $2MM Card
- \+ $2MM Commercial lending (syndication fees)
- \+ $1MM Fiduciary income
- \- $1MM Derivatives (other)
- \+ $3MM Deferred Comp (other) (offset in noninterest expense)

Growing Card Fees
($ in millions)


61
64
63
65
67
3Q18
4Q18
1Q19
2Q19
3Q19

3Q19 compared to 2Q19 • [1]See Reconciliation of Adjusted Net Income slide

Comerica Bank

31

Noninterest Expense

Efficiency ratio[1] remained low at under 52% with disciplined cost management

Noninterest Expense[2]
($ in millions)


Restructuring
Efficiency Ratio
452
12
440
448
14
434
433
424
435
52.9%
51.9%
50.8%
49.7%
51.5%
3Q18
4Q18
1Q19
2Q19
3Q19

Noninterest expense increased

- \+ $8MM Salaries & benefits
  - \+ Deferred Comp (offset in noninterest income)
  - \+ Staff insurance
  - \+ One additional day
- \+ $ 2MM Software
- \+ $ 2MM Occupancy

3Q19 compared to 2Q19 • [1]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & a derivative contract tied to the conversion rate of Visa Class B shares • [2]See Reconciliation of Adjusted Net Income slide

Comerica Bank

32

Capital Management


CET1 Ratio[1]
(3Q19; In percentage points)
12.35
11.06
10.62
10.43
10.02
9.96
9.81
9.58
9.56
9.48
9.33
9.01
CFR
BOKF
BBT
ZION
HBAN
CMA
MTB
RF
FITB
KEY
STI
FHN


Tier 1 Ratio[1]
(3Q19; In percentage points)
12.99
12.25
11.43
11.41
11.06
11.04
10.91
10.82
10.81
10.38
9.97
9.96
CFR
BBT
ZION
HBAN
BOKF
MTB
KEY
RF
FITB
STI
FHN
CMA

[1]Source: S&P Global Market Intelligence

33

Commitment to Community, Diversity & Sustainability

$772MM in green loans and commitments

Honored by more than **10** top organizations for sustainability, employer of choice for minorities and innovation

44% reduction in greenhouse gas emissions[1] and **28%** reduction in water consumption[1]

19 Market Segmentation Initiative Teams focused on reaching diverse customers

10th consecutive year of listing on FTSE4Good index series

$7.8MM donated to charitable organizations via more than 1,500 grants/sponsorships

88% of employees are enrolled in the voluntary Masters of Diversity Awareness training

Over **50,000** hours of volunteer time donated to nonprofits by Comerica colleagues

12/31/18 • [1]2018 results versus 2012 baseline; additional details published in Comerica's 2018 Corporate Responsibility Report

34

Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Peer Banks	BB&T	A2	A-	A+
	Cullen Frost	A3	A-	--
	M&T Bank	A3	A-	A
	Comerica	**A3**	**BBB+**	**A**
	BOK Financial Corporation	A3	BBB+	A
	Huntington	Baa1	BBB+	A-
	Fifth Third	Baa1	BBB+	A-
	KeyCorp	Baa1	BBB+	A-
	SunTrust	Baa1	BBB+	A-
	Regions Financial	Baa2	BBB+	BBB+
	Zions Bancorporation	Baa2	BBB+	BBB+
	First Horizon National Corp	Baa3	BBB-	BBB
Large Banks	U.S. Bancorp	A1	A+	AA-
	JP Morgan	A2	A-	AA-
	Bank of America	A2	A-	A+
	Wells Fargo & Company	A2	A-	A+
	PNC Financial Services Group	A3	A-	A+

As of 12/5/19 • Source: S&P Global Market Intelligence • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

35

Reconciliation of Adjusted Net Income

($ in millions, except per share data)	3Q19 $	3Q19 Per Share[1]	2Q19 $	2Q19 Per Share[1]	3Q18 $	3Q18 Per Share[1]
Net income	$292	$1.96	$298	$1.94	$318	$1.86
Securities repositioning[2]	-	-	-	-	15	0.09
Restructuring charges[2]	-	-	-	-	9	0.05
Discrete tax items	(5)	(0.03)	-	-	(23)	(0.14)
Adjusted net income	**$287**	***$1.93***	**$298**	***$1.94***	**$319**	***$1.86***

3Q19 discrete tax items: benefits from deferred tax adjustments related to annual state tax filings

3Q18 securities repositioning: losses incurred on the sale of ~$1.3B of treasury securities that were replaced by higher-yielding treasuries

3Q18 discrete tax items: benefits from a review of certain tax capitalization & recovery positions

[1]Based on diluted average common shares • [2]Net of tax • Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of equity and our performance trends. Comerica believes the adjusted financial results provide a greater understanding of ongoing operations and enhance the comparability of results with prior periods.

Comerica Bank

36